UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

(Amendment No. 1)

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 1, 2013

Nortek, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34697	05-0314991
(Commission File Number)	(I.R.S. Employer Identification No.)

50 Kennedy Plaza, Providence, Rhode Island	02903-2360
(Address of Principal Executive Offices)	(Zip Code)

(401) 751-1600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

Nortek, Inc. (the “Company”) hereby amends its Current Report on Form 8-K dated April 1, 2013 describing the completion of the Company’s acquisition of 2GIG Technologies, Inc. (“2GIG”) from APX Group, Inc.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited statements of operations and comprehensive (loss) income, changes in stockholders’ equity (deficit) and cash flows of 2GIG for the periods from November 17, 2012 through December 31, 2012 (Successor) and from January 1, 2012 through November 16, 2012 (Predecessor) and the year ended December 31, 2011 (Predecessor) and the audited balance sheets of 2GIG as of December 31, 2012 (Successor) and December 31, 2011 (Predecessor) are incorporated herein by reference to Exhibit 99.1 to this current report. The unaudited statements of operations and comprehensive income (loss) and cash flows of 2GIG for the three months ended March 31, 2013 (Successor) and the three months ended March 31, 2012 (Predecessor) and the unaudited balance sheets of 2GIG as of March 31, 2013 (Successor) and December 31, 2012 (Successor) are incorporated herein by reference to Exhibit 99.2 to this current report.

(b) Pro Forma Financial Information.

Pro forma financial information is incorporated herein by reference to Exhibit 99.3 to this current report.

(d) Exhibits.

2.1	Stock Purchase Agreement dated February 13, 2013 by and between Nortek, Inc. and APX Group, Inc. (incorporated by reference to Exhibit 2.1 to Nortek, Inc. Form 8-K filed April 1, 2013.)

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Consolidated Financial Statements of 2GIG Technologies, Inc.
Consolidated Balance Sheets as of December 31, 2012 (Successor) and December 31, 2011 (Predecessor).

Consolidated Statements of Operations and Comprehensive (Loss) Income for the Periods from November 17, 2012 through December 31, 2012 (Successor) and from January 1, 2012 through November 16, 2012 (Predecessor) and the Year Ended December 31, 2011 (Predecessor).

Consolidated Statements of Changes in Stockholders’ Equity (Deficit) for the Periods from November 17, 2012 through December 31, 2012 (Successor) and from January 1, 2012 through November 16, 2012 (Predecessor) and the Year Ended December 31, 2011 (Predecessor)

Consolidated Statements of Cash Flows for the Periods from November 17, 2012 through December 31, 2012 (Successor) and from January 1, 2012 through November 16, 2012 (Predecessor) and the Year Ended December 31, 2011 (Predecessor).

Notes to the Consolidated Financial Statements.

99.2	Unaudited Condensed Consolidated Financial Statements of 2GIG Technologies, Inc.
Unaudited Condensed Consolidated Balance Sheets as of March 31, 2013 (Successor) and December 31, 2012 (Successor).
Unaudited Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) for the Three Months Ended March 31, 2013 (Successor) and the Three Months Ended March 31, 2012 (Predecessor).
Unaudited Condensed Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2013 (Successor) and the Three Months Ended March 31, 2012 (Predecessor).
Notes to the Unaudited Condensed Consolidated Financial Statements

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of Nortek, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 30, 2013
Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Three Months Ended March 30, 2013 and the Year Ended December 31, 2012
Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

99.4	Press release of Nortek, Inc., dated April 1, 2013. (incorporated by reference to Exhibit 99.1 to Nortek, Inc. Form 8-K filed April 1, 2013.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEK, INC.

By:	/s/ Kevin W. Donnelly
Name: Kevin W. Donnelly Title: Senior Vice President, General Counsel and Secretary

Date:    June 7, 2013

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

2.1	Stock Purchase Agreement dated February 13, 2013 by and between Nortek, Inc. and APX Group, Inc. (incorporated by reference to Exhibit 2.1 to Nortek, Inc. Form 8-K filed April 1, 2013.)

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Consolidated Financial Statements of 2GIG Technologies, Inc.
Consolidated Balance Sheets as of December 31, 2012 (Successor) and December 31, 2011 (Predecessor).

Consolidated Statements of Operations and Comprehensive (Loss) Income for the Periods from November 17, 2012 through December 31, 2012 (Successor) and from January 1, 2012 through November 16, 2012 (Predecessor) and the Year Ended December 31, 2011 (Predecessor).

Consolidated Statements of Changes in Stockholders’ Equity (Deficit) for the Periods from November 17, 2012 through December 31, 2012 (Successor) and from January 1, 2012 through November 16, 2012 (Predecessor) and the Year Ended December 31, 2011 (Predecessor)

Consolidated Statements of Cash Flows for the Periods from November 17, 2012 through December 31, 2012 (Successor) and from January 1, 2012 through November 16, 2012 (Predecessor) and the Year Ended December 31, 2011 (Predecessor).

Notes to the Consolidated Financial Statements.

99.2	Unaudited Condensed Consolidated Financial Statements of 2GIG Technologies, Inc.
Unaudited Condensed Consolidated Balance Sheets as of March 31, 2013 (Successor) and December 31, 2012 (Successor).
Unaudited Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) for the Three Months Ended March 31, 2013 (Successor) and the Three Months Ended March 31, 2012 (Predecessor).
Unaudited Condensed Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2013 (Successor) and the Three Months Ended March 31, 2012 (Predecessor).
Notes to the Unaudited Condensed Consolidated Financial Statements

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of Nortek, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 30, 2013
Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Three Months Ended March 30, 2013 and the Year Ended December 31, 2012
Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

99.4	Press release of Nortek, Inc., dated April 1, 2013. (incorporated by reference to Exhibit 99.1 to Nortek, Inc. Form 8-K filed April 1, 2013.)